SIGNIFICANT EVENTS	12 Months Ended
Jan. 31, 2019
SIGNIFICANT EVENTS [abstract]
SIGNIFICANT EVENTS
28.	SIGNIFICANT EVENTS

On November 6, 2018, through its agent in the Ukraine, the Company entered into transactions to acquire a license issued by the State Service of Ukraine on Medicines and Drugs Control to import high-quality raw CBD extracts and concentrates, to import finished CBD products, to conduct processing of raw CBD into commercial consumer products, to undertake wholesale distribution of CBD and CBD finished products and to re-export CBD concentrates and CBD processed products to Europe and internationally. The license does not include the ability to process hemp or cannabis into CBD extracts. The Company does not currently have control over the entity holding the license and as such, the Company has placed its Ukrainian investment on care and maintenance. The Company has recorded a provision in the amount of $448,988 against advances made for this project.